Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Income Taxes [Abstract]
Income Taxes

Note 13 — Income Taxes

The Company’s effective income tax rate was 0.0% and 0.2% for the nine months ended September 30, 2023 and 2022, respectively. The provision for (benefit from) income taxes was $0 and $0.2 million for the nine months ended September 30, 2023 and 2022, respectively. The difference between the Company’s effective tax rates for the 2023 and 2022 periods and the U.S. statutory tax rate of 21% was primarily due a valuation allowance recorded against certain deferred tax assets. The change in the provision for (benefit from) income taxes for the nine months ended September 30, 2023 compared to the nine months ended September 30, 2022 was primarily due to a recording of a valuation allowance on the company’s net deferred tax assets.

Note 15 — Income Taxes

On March 27, 2020, the CARES Act was enacted and signed into law. GAAP requires recognition of the tax effects of new legislation during the reporting period that includes the enactment date. The CARES Act includes changes to the tax provisions that benefits business entities and makes certain technical corrections to the 2017 Tax Cuts and Jobs Act. The tax relief measures for businesses include a five-year net operating loss carryback, suspension of the annual deduction limitation of 80% of taxable income from net operating losses generated in a tax year beginning after December 31, 2017, changes to the deductibility of interest, acceleration of alternative minimum tax credit refunds, payroll tax relief, and a technical correction to allow accelerated deductions for qualified improvement property. The CARES Act also provides other non-tax benefits to assist those impacted by the COVID-19 pandemic. The Company evaluated the impact of the CARES Act and determined that its adoption did not have a material impact to the income tax provision for the years ended December 31, 2022 or December 31, 2021, respectively.

For the period ended December 31, 2022, the Company recorded a tax provision of approximately $23 thousand, comprised of its change in deferred tax liability during the year related to its indefinite-lived intangible asset balance. The indefinite-lived intangibles are not all available as a source of income and thus are not fully available to offset the Company’s deferred tax assets. As of December 31, 2022, the Company has federal and state net operating loss carryforwards of approximately $96.7 million and $71.6 million, respectively. The net operating loss carryforwards for United States income taxes may be available to reduce future years’ taxable income. Management believes that the realization of the benefits from these losses appears not more than likely due to the Company’s limited operating history and continuing losses for United States income tax purposes. Accordingly, the Company has provided a 100% valuation allowance on its net operating loss carryforward deferred tax assets to reduce the assets to zero. Management will review this valuation allowance periodically and adjust as necessary.

The following table summarizes the significant differences between the U.S. Federal statutory tax rate and the Company’s effective tax rate for financial statement purposes for the years ended December 31, 2022 and 2021:

	Year Ended December 31,
	2022	2021
US Federal statutory tax rate	21.0%	21.0%
State taxes	3.2%	3.8%
Permanent differences and other	0.2%	0.1%
Debt extinguishment	(4.3)%	1.7%
Derivative liabilities	5.7%	0.0%
Stock-based compensation	(0.1)%	(2.4)%
Intangible Asset Impairment	(5.4)%	0.0%
Debt discount	0.0%	0.0%
Prior period adjustments to opening deferred tax	0.4%	2.2%
Change in valuation allowance	(20.6)%	(26.4)%
	0.0%	0.0%

The tax effects of temporary differences that give rise to deferred tax assets and liabilities as of December 31, 2022 and 2021 were as follows:

(In thousands)	December 31, 2022	December 31, 2021
Net operating loss carryforward	$24,295	$12,565
Accruals, reserves, and other	20,082	2,529
Stock-based compensation	1,578	491
Fixed assets	68	—
Intangible Assets	3,534	—
Capitalized Sec. 174 R&E	1,937	—
Research and development tax credit carryforward	1,260	571
Lease liability	577	333
Total deferred tax assets	53,331	16,489
Valuation allowance	(52,730)	(13,852)
Net deferred tax assets	$601	$2,637
Fixed assets	—	(144)
Intangible assets	—	(1,888)
Debt discount	—	—
Right-of-use assets	(549)	(323)
Deferred commissions	(52)	(307)
Total deferred tax liabilities	$(601)	$(2,662)
	$—	$(25)

The Company recognizes federal and state deferred tax assets or liabilities based on the Company’s estimate of future tax effects attributable to temporary differences and carryovers. The Company records a valuation allowance to reduce any deferred tax assets by the amount of any tax benefits that, based on available evidence and judgment, are not expected to be realized. In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which those temporary differences become deductible. The Company considers projected future taxable income and planning strategies in making this assessment. As of December 31, 2021, because of a three-year cumulative loss and recent events, the Company concluded that a full valuation allowance was necessary to offset its deferred tax assets.

The Company also has indefinite-lived intangibles and goodwill which generate a deferred tax liability that is not available to fully offset its deferred tax assets due to uncertainty as to when the deferred tax liability will reverse as a source of taxable income. As a result, the Company is in a net deferred tax liability position as of December 31, 2022. The Company intends to maintain a valuation allowance until sufficient positive evidence exists to support its reversal. The Company will continue to evaluate its deferred tax balances to determine any assets that are more likely than not to be realized. As of December 31, 2022, the Company had federal and state income tax net operating loss carryovers $96.7 million and $71.6 million, respectively. Of the federal balance, approximately $675 thousand will expire if not utilized by 2037 and $96.0 million carry forward indefinitely but are only available to offset 80% of taxable income per year. As of December 31, 2022, the Company also had federal research credits of approximately $1.1 million that will expire if not utilized by 2041. The utilization of the Company’s net operating loss carryforwards and research tax credit carryovers could be subject to annual limitations under Section 382 and 383 of the Internal Revenue Code of 1986, and similar state tax provisions due to ownership change limitations that may have occurred previously or that could occur in the future. These ownership changes limit the amount of net operating loss carryforwards and other deferred tax assets that can be utilized to offset future taxable income and tax, respectively. In general, an ownership change, as defined by Section 382 and 383, results from transactions increasing ownership of certain stockholders or public groups in the stock of the corporation by more than 50 percent points over a three-year period. The Company has not conducted an analysis of an ownership change under section 382. To the extent that a study is completed, and an ownership change is deemed to occur, the Company’s net operating losses and tax credits could be limited.

The Company does not have any uncertain tax positions or events leading to uncertainty in a tax position. The Company’s 2017 through 2021 corporate income tax returns are subject to Internal Revenue Service examination. In addition, to the extent that tax attributes are utilized in future years to offset taxable income or income taxes, the IRS and state taxing authorities can examine the years in which those attributes were generated and adjust the attributes.